EXHIBIT 21.1

GLOBAL CROSSING SUBSIDIARIES

Global Crossing Australia Pty Limited	Asia

Global Crossing Hong Kong Limited	Asia

Global Crossing Japan KK	Asia

Global Crossing Singapore Pte. Ltd.	Asia

Atlantic Crossing Ltd.	Bermuda

GC Crystal Holdings Ltd.	Bermuda

Global Crossing Asia Holdings Ltd.	Bermuda

Global Crossing Australia Holdings Ltd.	Bermuda

Global Crossing Holdings Limited	Bermuda

Global Crossing International Networks Ltd.	Bermuda

Global Crossing International, Ltd.	Bermuda

Global Crossing Limited	Bermuda

Global Crossing Network Center Ltd.	Bermuda

Old GMS Holdings Ltd.	Bermuda

PAC Panama Ltd.	Bermuda

South American Crossing Holdings Ltd.	Bermuda

Atlantic Crossing Holdings U.K. Limited	Europe

Fibernet GmbH	Europe

Fibernet Group Limited	Europe

Fibernet Holdings Limited	Europe

Fibernet Limited	Europe

Fibernet Quest Limited	Europe

Fibernet UK Limited	Europe

GC Acquisitions UK Limited	Europe

GC Impsat Holdings I Plc	Europe

GC Impsat Holdings II Limited	Europe

GC Impsat Holdings III Limited	Europe

GC Hungary Holdings Vagyonkezelö Korlátolt Felelösségü Társaság	Europe

GC Landing Co. GmbH	Europe

GC Pan European Crossing France s.a.r.l.	Europe

GC Pan European Crossing Holdings B.V.	Europe

GC Pan European Crossing Networks B.V.	Europe

GC Pan European Crossing Norge AS	Europe

GC Pan European Crossing Osterreich GmbH	Europe

GC Pan European Crossing Slovakia s.r.o.	Europe

GC Pan European Crossing UK Limited	Europe

Geoconference Limited	Europe

Global Crossing (Bidco) Limited	Europe

Global Crossing (UK) Finance Plc	Europe

Global Crossing (UK) Telecommunications Limited	Europe

Global Crossing België b.v.b.a.	Europe

Global Crossing Conferencing Limited	Europe

Global Crossing Cyprus Holdings Limited	Europe

Global Crossing Europe Limited	Europe

Global Crossing Financial Markets Limited	Europe

Global Crossing Geneva SA	Europe

Global Crossing Ireland Limited	Europe

Global Crossing Nederland B.V.	Europe

Global Crossing Network Center (UK) Ltd.	Europe

Global Crossing PEC Belgium b.v.b.a.	Europe

Global Crossing PEC Czech s.r.o.	Europe

Global Crossing PEC Denmark ApS	Europe

Global Crossing PEC Deutschland GmbH	Europe

Global Crossing PEC Espana S.A.	Europe

Global Crossing PEC Italia s.r.l.	Europe

Global Crossing PEC Luxembourg I s.a.r.l.	Europe

Global Crossing PEC Luxembourg II s.a.r.l.	Europe

Global Crossing PEC Nederland B.V.	Europe

Global Crossing PEC Switzerland GmbH	Europe

Global Crossing Services Europe Limited	Europe

Global Crossing Services Ireland Limited	Europe

Global Crossing Venezuela B.V.	Europe

GT Netherlands B.V.	Europe

GT U.K. Ltd.	Europe

International Optical Network Limited	Europe

Mid-Atlantic Crossing Holdings UK Ltd	Europe

Pan American Crossing UK Ltd	Europe

ALC Communications Corporation	North America

Ameritel Management, Inc.	North America

Budget Call Long Distance, Inc.	North America

Business Telemanagement, Inc.	North America

Equal Access Networks, LLC	North America

GC Crystal Acquisition, Inc.	North America

GC Mart LLC	North America

Global Crossing Advanced Card Services, Inc.	North America

Global Crossing Bandwidth, Inc.	North America

Global Crossing Billing, Inc.	North America

Global Crossing Conferencing-Canada, Ltd.	North America

Global Crossing Development Co.	North America

Global Crossing Employee Services Inc.	North America

Global Crossing Government Markets USA, Inc.	North America

Global Crossing Holdings USA, LLC	North America

Global Crossing Internet Dial-Up, Inc.	North America

Global Crossing Latin America & Caribbean Co.	North America

Global Crossing Local Services, Inc.	North America

Global Crossing North America, Inc.	North America

Global Crossing North American Holdings, Inc.	North America

Global Crossing North American Networks, Inc.	North America

Global Crossing Telecommunications, Inc.	North America

Global Crossing Telecommunications-Canada, Ltd.	North America

Global Crossing Telemanagement VA, LLC	North America

Global Crossing Telemanagement, Inc.	North America

Global Crossing USA Inc.	North America

Global Crossing Ventures, Inc.	North America

Global Crossing Worldwide Customer Help Desk Canada Ltd.	North America

GT Landing Corp.	North America

GT Landing II Corp.	North America

International Optical Network, L.L.C.	North America

MAC Landing Corp.	North America

Old Inter Exchange Network, L.L.C.	North America

PAC Landing Corp.	North America

Racal Telecommunications, Inc.	North America

US Crossing, Inc.	North America

G.C. St. Croix Company, Inc.	S.Am/Mexico/Carrib

GC SAC Argentina S.R.L.	S.Am/Mexico/Carrib

Global Crossing Costa Rica S.R.L.	S.Am/Mexico/Carrib

Global Crossing Landing Mexicana S. de R.L.	S.Am/Mexico/Carrib

Global Crossing Mexicana, S. De R.L. de C.V.	S.Am/Mexico/Carrib

Global Crossing Mexicana II, S. de R.L. de C.V.	S.Am/Mexico/Carrib

Global Crossing Panama, Inc.	S.Am/Mexico/Carrib

Global Crossing Peru, S.R.L.	S.Am/Mexico/Carrib

Global Crossing Servicios, S. de R. L. de C. V.	S.Am/Mexico/Carrib

SAC Brasil Holding Ltda.	S.Am/Mexico/Carrib

SAC Brasil S.A.	S.Am/Mexico/Carrib

SAC Chile S.A.	S.Am/Mexico/Carrib

SAC Colombia Limitada	S.Am/Mexico/Carrib

SAC Panama, S.A.	S.Am/Mexico/Carrib

SAC Peru S.R.L.	S.Am/Mexico/Carrib